UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

VIEWSONIC CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50730	95-4120606

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

381 Brea Canyon Road
Walnut, California 91789
 (Address of principal executive offices, including zip code)

(909) 444-8888
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On November 27, 2007, ViewSonic Corporation committed to a restructuring plan in our European operating region.  The restructuring is in connection with our announcement of our initiative to streamline our leadership and operations across our three operating regions.  The timing of the European restructuring and related charges is subject to local labor regulations; however, we expect to substantially complete the restructuring during the first half 2008.   At this time, we are unable to make a good faith estimate of the amount or range of the charge to be incurred in connection with this restructuring plan.

The press release announcing the initiative is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release entitled “ViewSonic Launches Globalization Initiative” dated November 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWSONIC CORPORATION

Dated: December 3, 2007	By:	/s/ Robert J. Ranucci
Robert J. Ranucci
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release entitled “ViewSonic Launches Globalization Initiative” dated November 29, 2007